SPACE LAUNCHES FINANCING, INC.

                                            OPTION TO PURCHASE COMMON STOCK

                                                 Dated March 18, 1998



         Viking Broadcasting Corporation ("Company") certifies that, for valuable consideration, receipt of which is hereby acknowledged, the Holder is entitled to purchase from the Company a number of shares of the Company's Common Stock set forth in Section 1(h) hereof (the "Shares") at the purchase price set forth in Section 1(e) hereof.

         This Option and the Common Stock issuable upon exercise hereof are subject to the terms and conditions hereinafter set forth:


         1. Definitions. As used in this Option, the following terms shall mean:

                  (a) "Common Stock" - the Common Stock, par value $.001 of the Company.

                  (b) "Company" - Space Launches Financing, Inc., a Nevada corporation.

                  (c)      "Effective Date" - March 18, 1998.

                  (d)      "Holder" - Sangate Enterprises, Inc.

                  (e)      "Purchase Price" - $2.00 per share.

                  (f) "Subscription Form" - The form attached to this Option as Exhibit "A"

                  (g) "Option" - This Option and any options delivered in substitution or exchange therefor as provided herein.

                  (h)      "Shares" - 2,000,000 shares of Company Common Stock.

                  (i)      "Expiration Date" - December 31, 2004.


         2.       Exercise.

                  (a) Time of Exercise. This Option may be exercised in whole or in part (but not as to a fractional shares) at the office of the Company, at any time or from time to time, commencing on the Effective Date, provided, however, that this Option shall expire and be null and void if not exercised in the manner herein provided, by 5:00 p.m., New York time, on the Expiration Date.

                  (b) Manner of Exercise. This Option is exercisable at the Purchase Price, payable in cash or by check, payable to the order of the Company, subject to adjustment as provided in Section 3 hereof. Upon surrender of this Option with the annexed Subscription Form duly executed, together with payment of the Purchase Price for the Shares purchased (and any applicable transfer taxes) at the Company's principal executive offices, the Holder shall be entitled to receive a certificate or certificates for the Shares so purchased. This Option may not be exercised by any U.S. Person, as defined in Regulation S promulgated under the Securities Act of 1933, as amended.

                  (c) Delivery of Stock Certificates. As soon as practicable, but not exceeding 30 days, after complete or partial exercise of this Option, the Company, at its expense, shall cause to be issued in the name of the

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Holder (or upon  payment by the Holder of any  applicable  transfer  taxes,  the
Holder's assigns) a certificate or certificates for the number of fully paid and non-assessable Shares to which the Holder shall be entitled upon such exercise, together with such other stock or securities or property or combination thereof to which the Holder shall be entitled upon such exercise, determined in accordance with Section 3 hereof.

                  (d) Record Date of Transfer of Shares. Irrespective of the date of issuance and delivery of certificates for any stock or securities issuable upon the exercise of this Option, each person (including a corporation or partnership) in whose name any such certificate is to be issued shall for all purposes be deemed to have become the holder of record of the stock or other securities represented thereby immediately prior to the close of business on the date on which a duly executed Subscription Form containing notice of exercise of this Option and payment of the Purchase Price is received by the Company.

         3.       Adjustment of Purchase Price.

         The Purchase Price shall be subject to adjustment as follows:

                  (a) In case the Company shall (i) pay a dividend in shares of its capital stock (other than an issuance of shares of capital stock to holders of Common Stock who have elected to receive a dividend in shares in lieu of cash), (ii) subdivide its outstanding shares of Common Stock, (iii) reduce, consolidate or combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of its shares of Common Stock any shares of the Company, the Purchase Price in effect immediately prior thereto shall be adjusted to that amount determined by multiplying the Purchase Price in effect immediately prior to such date by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on such date before giving effect to such division, subdivision, reduction, combination or consolidation or stock dividend and of which the denominator shall be the number of shares of Common Stock after giving effect thereto. Such adjustment shall be made successively whenever any such effective date or record date shall occur. An adjustment made pursuant to this subsection (a) shall become effective retroactively, immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision, reduction, consolidation, combination or reclassification.

                  (b) In case the Company shall issue rights or warrants to all or substantially all holders of its Common Stock entitling them (for a period expiring within 45 days after the record date mentioned below) to subscribe for or purchase shares of Common Stock (or securities convertible into Common Stock) at a price per share (the "Offering Price") less than the Purchase Price at the record date mentioned below, the Purchase Price shall be determined by dividing the Purchase Price in effect immediately prior to such issuance by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate Offering Price of the total number of shares so offered would purchase at such fair market value. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective retroactively, immediately after the record date for the determination of shareholders entitled to receive such rights or warrants.

                  (c) In case the Company shall distribute to all or substantially all holders of its Common Stock evidences of its indebtedness, shares of any class of the Company's stock other than Common Stock or assets (excluding cash dividends) or rights or warrants to subscribe (excluding those referred to in subsection (b) above), then in each such case the Purchase Price shall be determined by dividing the Purchase Price in effect immediately prior to such issuance by a fraction, of which the numerator shall be the Purchase Price on the date of such distribution and of which the denominator shall be such fair market value per share of the Common Stock, less the then fair market value (as determined by the board of directors of the Company, whose determination shall be conclusive, and described in a statement, which will have the applicable resolutions of the board of directors attached thereto, filed with the Company) of the portion of the assets or evidences of indebtedness or shares so distributed or of such subscription rights or warrants applicable to one share of the Common Stock. Such adjustment shall be

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made  whenever  any  such  distribution  is  made  and  shall  become  effective retroactively immediately after the record date for the determination of stockholders entitled to receive such distribution.

                  (d) If the Common Stock issuable upon the conversion of the Option shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation or sale of assets provided for in this Section 3), then, and in each such event, the Holder of this Option shall have the right thereafter to convert such Option into the kind and amount of shares of Common Stock and other securities and property receivable upon such reorganization, reclassification, or other change by the Holders of the number of shares of Common Stock into which such Option might have been converted, as reasonably determined by the Company's board of directors, immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

                  (e) If at any time or from time to time there shall be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Section 3) or a merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the Company's properties and assets to any other person, then, as a part of such reorganization, merger, consolidation or sale, provision shall be made as reasonably determined by the Company's board of directors so that the Holder of the Option shall thereafter be entitled to receive upon conversion of such Option, the number of shares of stock or other securities or property of the Company or of the successor corporation resulting from such merger or consolidation or sale, to which a holder of Common Stock deliverable upon conversion would have been entitled on such capital reorganization, merger, consolidation or sale.

                  (f)  The  adjustments  provided  for  in  this  Section  3 are cumulative and shall apply to successive divisions, subdivisions, reductions, combinations, consolidations, issues, distributions or other events contemplated herein resulting in any adjustment under the provisions of this section, provided that, notwithstanding any other provision of this section, no adjustment of the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price then in effect; provided, however, that any adjustments which by reason of this subsection (h) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

                  (g) Notwithstanding Sections 3(b) and (c) above, no adjustment shall be made in the Purchase Price if provision is made for the Holder of this Option to participate in such distribution as if they had converted all of the principal balance of the Option into shares of common stock at the Purchase Price in effect immediately prior to such distribution.

                  (h) Upon each adjustment of the Purchase Price, the Company shall give prompt written notice thereof addressed to the registered Holders at the address of such Holders as shown on the records of the Company, which notice shall state the Purchase Price resulting from such adjustment and the increase or decrease, if any, in the number of shares issuable upon the conversion of such Holder's Option, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

                  (i) In the event of any question arising with respect to the adjustments provided for in this Section 3, such question shall be conclusively determined by an opinion of independent certified public accountants appointed by the Company (who may be the auditors of the Company) and acceptable to the Holder of this Option. Such accountants shall have access to all necessary records of the Company, and such determination shall be binding upon the Company and the Option Holder.

                  (j) The Company may in its sole discretion and without any obligation to do so reduce the Purchase Price then in effect by giving 15 days' written notice to the Holders. The Company may limit such reduction as to its temporal duration or may impose other conditions thereto in its sole discretion.

                  (k) Notwithstanding any language to the contrary contained herein, the provisions of this Section 3, including all the subsections hereto, shall not be applicable, triggered, effective or enforceable with respect

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to Common Stock issued by the Company pursuant to any stock option plans, Common
Stock issued pursuant to options or warrants outstanding as of the Effective Date, and Common Stock issued by the Company to Holder, all of said shares being hereby expressly excluded from the provisions of this Section 3.

         4.       Restriction on Transfer.

                  (a) The Holder, by its acceptance hereof, represents, warrants, covenants and agrees that (i) the Holder has knowledge of the business and affairs of the Company, and (ii) this Option and the Shares issuable upon the exercise of this Option are being acquired for investment and not with a view to the distribution hereof and that absent an effective registration statement under the Securities Act of 1933 covering the disposition of this Option or the Shares issued or issuable upon exercise of this Option, they will not be sold, transferred, assigned, hypothecated or otherwise disposed of without first providing the Company with an opinion of counsel (which may be counsel for the Company) or other evidence, reasonably acceptable to the Company, to the effect that such sale, transfer, assignment, hypothecation or other disposal will be exempt from the registration and prospectus delivery requirements of the Securities Act of 1933 and the registration or qualification requirements of any applicable state securities laws. The Holder consents to the making of a notation in the Company's records or giving to any transfer agent of the Option or the Shares an order to implement such restriction on transferability.

                  This Option shall bear the following legend or a legend of similar import, provided, however, that such legend shall be removed, or not placed upon the Option if such legend is no longer necessary to assure compliance with the Securities Act of 1933, as amended:

                  THESE SECURITIES AND THE SHARES ISSUABLE UPON THEIR EXERCISE HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE BECAUSE THEY ARE BELIEVED TO BE EXEMPT FROM REGISTRATION UNDER REGULATION S PROMULGATED UNDER THE ACT. THIS OPTION IS "RESTRICTED" AND MAY NOT BE RESOLD OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. UPON EXERCISE OF THIS OPTION, AND CERTIFICATION BY THE HOLDER THAT IT IS NOT A U.S. PERSON (AS DEFINED IN REGULATION S) AND THAT THIS OPTION IS NOT BEING EXERCISED ON BEHALF OF A U.S. PERSON, AND PROVIDED THAT THE DELIVERY OF THE SHARES PURCHASED IS MADE OUTSIDE THE UNITED STATES, THE "RESTRICTED PERIOD" FOR THE SHARES FOR PURPOSES OF REGULATION S SHALL BE DEEMED TO COMMENCE ON THE EFFECTIVE DATE.

         5. Payment of Taxes. All Shares issued upon the exercise of this Option shall be validly issued, fully paid and non-assessable and the Company shall pay all taxes and other governmental charges (other than income tax) that may be imposed in respect of the issue or delivery thereof. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for Shares in any name other than that of the Holder surrendered in connection with the purchase of such Shares, and in such case the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the Company's satisfaction that no tax or other charge is due.

         6. Reservation of Common Stock. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of issuance upon the exercise of this Option, such number of shares of Common Stock as shall be issuable upon the exercise hereof. The Company covenants and agrees that, upon exercise of this Option and payment of the Purchase Price thereof, all Shares of Common Stock issuable upon such exercise shall be duly and validly issued, fully paid and non-assessable.

         7. Notices to Holder. Nothing contained in this Option shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a shareholder in respect of any meetings of shareholders for the election of directors or any other matter or as having any rights whatsoever as a shareholder of the Company. All notices, requests, consents and other communications hereunder shall be in writing and shall be

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deemed  to have  been duly made  when  delivered  or  mailed  by  registered  or certified mail, postage prepaid, return receipt requested:

                  (a) If to the Holder, to the address of such Holder as shown on the books of the Company;
or

                  (b)      If to the Company, to the address set forth in
Section 2(b) hereof.

         8. Replacement of Option. Upon receipt of evidence reasonably satisfactory to the Company of the ownership of and the loss, theft, destruction or mutilation of this Option and (in case of loss, theft or destruction) upon delivery of an indemnity agreement in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of the mutilated Option, the Company will execute and deliver, in lieu thereof, a new Option of like tenor.

         9. Successors. All the covenants, agreements, representations and warranties contained in this Option shall bind the parties hereto and their respective heirs, executors, administrators, distributees, successors and assigns.

         10. Change; Waiver. Neither this Option nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

         11. Headings. The section headings in this Option are inserted for purposes of convenience only and shall have no substantive effect.

         12. Law Governing. This Option shall for all purposes be construed and enforced in accordance with, and governed by, the internal laws of the State of New York, without giving effect to principles of conflict of laws.

         IN WITNESS WHEREOF, the Company has caused this Option to be signed by its duly authorized officer and this Option to be dated as of the date first above written.

                         SPACE LAUNCHES FINANCING, INC.

                                                     By:
                                                     Name:
                                                     Title:



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                                                       EXHIBIT A

                                                   SUBSCRIPTION FORM

                                       (To be Executed by the Registered Holder
                                           in order to Exercise the Option)

         The undersigned hereby irrevocably elects to exercise the right to purchase ________ of the Shares covered by this Option according to the conditions hereof and herewith makes payment of the Purchase Price of such Shares in full.

         The undersigned represents that it is not a U. S. Person as defined in the Option and is not exercising the
Option on behalf of any U.S. Person.


                                                     Signature


                                                     Name

                                                     Address:



Dated:  _________________, 19__.